               INTERNATIONAL TELECOMMUNICATION SERVICES AGREEMENT

AN AGREEMENT made this 10th day of May, 1994 between MERCURY COMMUNICATIONS LIMITED whose registered office is at New Mercury House, 26 Red Lion Square, London, WC1R 4HQ, England ("Mercury") of the one part and International Telecommunications Corporation, a corporation organised and existing under the laws of the United States whose registered office is at 60 Hudson Street, Suite 307, New York, New York 10013, United States ("ITC") of the other part.

WHEREAS the parties jointly desire to furnish telecommunication services between the United Kingdom (as hereinafter defined) and the United States (as hereinafter deemed).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.   Definitions

     (a) In this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

          (i) "C.C.I.T.T." means the International Telegraph and Telephone Consultative Committee of the International Telecommunications Union;

          (ii) "Operating Territory" in relation to Mercury means the United Kingdom, and in relation to ITC means the United States;

          (iii) "United Kingdom" means Great Britain (namely England, Scotland and Wales) and Northern Ireland;

          (iv) "the United States" means the United States as well as its territories and possessions;

          (v) "Agreement" means this agreement and the annexures and addenda (if any) pertaining thereto.

     (b) The expressions "Mercury" and "ITC" shall include their respective successors and permitted assigns and their respective employees and agents.

     (c) The section headings in this Agreement are for ease of reference only and shall not be taken into account in the construction or interpretation of any provision to which they refer.

2.   Scope

     Subject to the terms and conditions contained herein each of the parties undertakes to establish and provide such telecommunication services between the United Kingdom and the United States as are hereinafter specified and to use its reasonable endeavours to establish such telecommunication services on and with effect from 1st August, 1994 or such other date as may be agreed by the parties.



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3.   Duration

     (a) This Agreement shall come into force on 1st August, 1994 and shall continue thereafter unless and until terminated by not less than 12 months' prior written notice given by either party to the other.

     (b) In respect of each of the telecommunication services hereinafter specified this Agreement shall continue after the date of entry into force of the Agreement unless and until terminated by not less than 3 months' prior written notice given by either party to the other.

     (c) Notwithstanding clause 3(a) and 3(b), this Agreement shall however be subject to the provisions for earlier termination as may be set out herein.

4.   Telecommunication Services

     The telecommunication services to be established and provided hereunder shall be agreed between the parties from time to time and the details thereof shall be set out in annexures which shall be attached to this Agreement.

5.   Routine of Telecommunication Services and Provision of Facilities

     (a) The routes to be used by each party to provide the telecommunication services hereunder shall be such direct circuits as may be agreed between the parties from time to time and/or such switched circuits via countries other than the United Kingdom and the United States or a combination thereof as the parties may from time to time deem expedient to maintain the provision of the telecommunication service in question.

     (b) Each party will be responsible for the provision and maintenance of, and payment for, the necessary interconnecting facilities located within its Operating Territory in respect of its portion of the telecommunication services to be provided hereunder.

     (c) Each party shall be responsible for the establishment of and the payment for one half of that portion of the telecommunication facilities necessary to provide the said Circuits located outside the Operating Territories of the parties used in the provision of the telecommunication services hereunder.

     (d) Each party shall notify the other as soon as practicable of any facility failure arising or likely to arise from a cause within its Operating Territory which is likely to result in a protracted interruption to the provision of any or all of the telecommunication services hereunder.

6.   Language

     English shall be the language used by technical and operating personnel for the establishment and provision of telecommunication services hereunder.



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7.   Technical Standards and Methods of Operation

     (a) The technical standards and methods of operation to be applied and used by the parties in the provision of telecommunication services hereunder shall be agreed by the parties from time to time. In the event of a failure to agree upon the technical standards to be applied, the parties shall apply standards not inferior to the relevant recommendations of the C.C.I.T.T. in force as of the date hereof until such time as agreement is reached by the parties in respect of the technical standards.

     (b) The parties will adopt from time to time (as appropriate) written procedures and working standards to be implemented by them in respect of order handling, maintenance and other operational matters in respect of each of the telecommunication services hereunder.

     (c) In so far as is commercially feasible, the telecommunication services to be provided hereunder will be carried on digital channels, which will conform to European standards, between the United Kingdom and the United States.

8.   Sales Effort

     Each party undertakes with the other party to promote on a non-exclusive basis the sale of each of the telecommunication services hereunder to the reasonable satisfaction of the other party.

9.   Liability

     Neither party shall be liable to the other for any loss or damage whether direct or indirect, sustained by reason of any failure in or breakdown of the communication facilities associated with the circuits used in providing the telecommunication services under this Agreement or for any interruption of service, whatsoever shall be the cause of such failure, breakdown or interruption and however long such failure shall last.

10.  Authorisations

     All undertakings and obligations assumed hereunder by either party are subject to the issuance and continuance of all necessary governmental licences, waivers, consents, registrations, permissions and approvals.

11.  Force Majeure

     No failure or omission by either party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the party in question or be deemed a breach of this Agreement if such failure or omission arises from any cause reasonably beyond the control of the party seeking to rely upon such failure or omission.

12.  Termination

     Notwithstanding anything to the contrary express or implied elsewhere herein either party (without prejudice to its other rights) may terminate this Agreement forthwith on notifying the other party to that effect either orally (confirming such notification in writing) or by notice in writing. In the event that the other party fails to make any payment due under this Agreement punctually by the due date, and fails to make such payment within 30 days of being advised, by the party giving notice of termination that such payment is due and has not been made.



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13.  Assignment

     Neither party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other party, provided however that either party may assign its rights and obligations under this Agreement to its parent company or subsidiaries of the parent after prior notification to the other party. No such assignment shall relieve the assigning party of its obligations hereunder.

14.  Notices

     (a) Any communications by either party to the other shall, unless otherwise provided herein, be sufficiently made if sent by post (by air mail where possible), postage paid, or by telegraph or telex transmission to the address hereinafter specified and shall, unless otherwise provided herein, be deemed to have been made to the other party on the day on which such communications ought to have been delivered in due course of postal, telegraphic or telex transmission.

     (b) Unless otherwise specified by not less than 15 days' notice in writing by the party in question, the address to which communications shall be sent is:

          To Mercury:

               By mail:                   New Mercury House
                                          26 Red Lion Square

                                          London WC1R 4HQ
 (                                        England

               By telex:                  Telex No. 910091 MCLIBG G

               In all cases marked:       "For the attention of
                                          the Company Secretary"

          To   ITC:

               By mail:                   International Telecommunications
                                          Corporation
                                          60 Hudson Street
                                          Suite 307
                                          New York
                                          New York 10013
                                          United States

               By telex:                  Telex No.      --
                                                   --------------

               In all cases marked:       "For the attention of
                                           E. Fishman          "
                                          -----------------------
15.  Entire Agreement

     This Agreement represents the entire understanding between the parties in relation to the subject matter hereof and supersedes all other agreements and representations made by either party, whether oral or written, and this Agreement may only be modified if such modification is in writing and signed by a duly authorised representative of each party hereto.



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16.  No Waiver

     No waiver by either party of any provision of this Agreement shall be binding unless made expressly and confirmed in writing. Further, any such waiver shall relate only to such particular matter, non-compliance or breach as it expressly relates to and shall not apply to any subsequent or other matter, non-compliance or breach.

17.  Governing Law

     All disputes arising in connection with the present contract shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said rules.

IN WITNESS WHEREOF THIS AGREEMENT has been entered into the day and year first above written.

Signed for and on behalf of                  Signed for and on behalf of
MERCURY COMMUNICATIONS LIMITED               INTERNATIONAL
                                             TELECOMMUNICATIONS
                                             CORPORATION


       [SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
----------------------------------           -------------------------------

Date:       10th May 1994                    Date:       10th May 1994
     -----------------------------                --------------------------

                                   ANNEXURE 1

TELECOMMUNICATION SERVICE                    INTERNATIONAL PUBLIC
                                             SWITCHED TELEPHONE SERVICE
                                             between the United Kingdom and the
                                             United States.

This Annexure is attached to and incorporated into the International Telecommunication Services Agreement made between Mercury and International Telecommunications Corporation dated the 10th day of May, 1994.

1.   Type of Service

     a) The following International Public Switched Telephone Services may be established under this Agreement from points in or reached via the United Kingdom and from points in or reached via the United States:

                    Customer Dialled Station calls
                    Operator Assisted Station calls
                    Operator Assisted Person calls.

     b) Not all classes of traffic may be operational at the time of initial implementation of the service.

     c) Other classes of service may be added to the agreement between the parties from time to time.

2.   Periods of Service

     This service will be a 24 hour per day continuous facility.

3.   Charges to the Public

     Collection charges for the service covered by this Agreement shall be a national matter to be determined by each party, subject to appropriate governmental approvals as may be necessary.

4.   Accounting Rates and Division of Revenues

     a) The accounting rates and division of revenue derived from the service between the United Kingdom and the United States provided by the parties shall be those set out in the Addendum attached to this Agreement or as the parties may otherwise agree from time to time and incorporate in this Agreement.

     b)   A separate Addendum will cover transit working.

5.   Accounting and Method of Settlement

     a) Monthly traffic accounts will be provided to the other party as soon as practicable after the calendar month to which the account relates but in no event later than the end of the third calendar month following the month to which the



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     b)   A monthly settlement statement showing the balances from the monthly accounts to which it relates shall be prepared as quickly as possible by the creditor party and sent in duplicate to the debtor party which, after verification, shall return one of the copies endorsed with its acceptance. Payment shall be effected as soon as possible but in no case later than six weeks after the monthly statement is received by the debtor party.

     c) Payment will be made in a currency to be chosen by the creditor. The conversion of Special Drawing Rights (SDRs) balance into currencies of payment shall be in line with the International Telecommunications Regulations, Geneva, 1989.

     d) No credit allowance shall be made in the monthly account for uncollectible amounts. Each party shall be responsible for its its own uncollectables. The accounting procedures for adjustments and refunds shall be in line with C.C.I.T.T. Blue Book recommendation D.17l

     e) The parties will adopt from time to time (if appropriate) additional traffic accounting standards to be implemented by them in respect of the submission and settlements of accounts.

6.   Exchange of Information

     To ensure effective implementation and operation of the telecommunication services the parties may wish to exchange:

     a)   appropriate sales and service implementation plans on an ongoing basis,

     b)   information on their respective collection rates as appropriate,

     c) details of the numbering scheme employed to access their public switched voice customers in the Operating Territory, and

     d) details of the service positions/facilities and how they may be accessed by the other party's service positions.

7.   Confidentiality

     Any of this information, which is not in the public domain, is strictly confidential and shall not be disclosed to any third party, particularly any third party offering competitive service in either the United Kingdom or the United States.

Signed for and on behalf of                  Signed for and on behalf of
MERCURY COMMUNICATIONS LIMITED               INTERNATIONAL
                                             TELECOMMUNICATIONS
                                             CORPORATION


       [SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
----------------------------------           -------------------------------

Date:       10th May 1994                    Date:       10th May 1994
     -----------------------------                --------------------------

                                             ADDENDUM TO ANNEXURE l
                                             regarding the INTERNATIONAL
                                             PUBLIC SWITCHED TELEPHONE
                                             SERVICE between the United Kingdom
                                             and the United States.


This Addendum is attached to and incorporated into Annexure l of the International Telecommunication Services Agreement made between Mercury and ITC dated the 10th day of May, 1994.

1.   Accounting Rate

     a)   The unit of account will be the Special Drawing Right ("SDR").

     b) The Accounting Rates will be 0.30 SDR per minute divided as Mercury share 0.l5 SDR per minutes and ITC share 0.l5 SDR per minute.

2.   Currency of Settlement


     The currency of settlement chosen by the creditor is:

          if Mercury is creditor - US Dollars
          if lTC is creditor - US Dollars

3.   Return of Traffic

     Mercury will return traffic to lTC when a minimum of 500,000 minutes a month of UK terminating traffic has been received and accounted for to Mercury over a period of three consecutive months. The return traffic will be increased by steps of 1% until the appropriate level of return traffic is achieved in line with a mutually agreed proportionate return policy.

4.   Overdue Settlements

     Interest will be charged at the annual rate of LIBOR (London Inter-Bank Offer Rate) plus 4%, calculated on a daily basis, on accounts still outstanding after the agreed settlement date. In respect of overdue settlements, interest will be charged from the date of receipt by the debtor of the quarterly settlement statement until actual payment is received by the creditor.

Signed for and on behalf of                  Signed for and on behalf of
MERCURY COMMUNICATIONS LIMITED               INTERNATIONAL
                                             TELECOMMUNICATIONS
                                             CORPORATION


       [SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
----------------------------------           -------------------------------

Date:       10th May 1994                    Date:       10th May 1994
     -----------------------------                --------------------------

                                  ANNEXURE 2.

TELECOMMUNICATION SERVICE                  INTERNATIONAL LEASED VOICE
                                           AND DATA SERVICE, incorporating
                                           Private Networks between the United
                                           Kingdom and the United States.

This Annex is attached to and incorporated into the International
Telecommunication Services Agreement made between Mercury and International Telecommunications Corporation dated the 10th day of May, 1994.

1.   Type of Service


     The service offered will be the interconnection of Private Networks for the international access of voice and/or data.

2.   Periods of Service

     This service will be a 24 hour per day continuous facility.

3.   Charges to the Public

     Collection rates for the service covered by this Agreement shall be a national matter to be determined by each party, subject to appropriate governmental approvals as may be necessary.

4.   Interruption Allowances

     As an objective, the parties will adopt the appropriate interruption allowance recommendations including those contained in the C.C.I.T.T. Blue Book, Volume II, Fascicle II.1, Recommendation D.1. Paragraph 5 (and any C.C.I.T.T. amendment thereto or replacement or re-issue thereof).

5.   Exchange of Information

     To ensure effective implementation and operation of the service the parties may wish to exchange:

     a) appropriate sales and service implementation plans on an ongoing basis;

     b)   prospective customer information and their detailed requirements;

     c)   information on their respective tariffs as appropriate, and;

     d)   billing information as required.

6.   Confidentiality

     Any of this information, which is not in the public domain, is strictly confidential and shall not be disclosed to any third party, particularly any third party offering competitive service in either the United Kingdom or the United States.



Signed for and on behalf of                  Signed for and on behalf of
MERCURY COMMUNICATIONS LIMITED               INTERNATIONAL
                                             TELECOMMUNICATIONS
                                             CORPORATION



       [SIGNATURE ILLEGIBLE]                       [SIGNATURE ILLEGIBLE]
----------------------------------           -------------------------------

Date:       10th May 1994                    Date:       10th May 1994
     -----------------------------                --------------------------